UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2006

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 12, 2006, the Company disclosed historical quarterly and full fiscal year segment financial information for the fiscal years ended June 30, 2004, 2005 and 2006 that reflects a change in the Company’s reportable segments effective for the first quarter of the fiscal year ending June 30, 2007. The Company will now report financial information for the following five reportable segments: Supply Chain Services – Pharmaceutical; Supply Chain Services – Medical; Clinical Technologies and Services; Pharmaceutical Technologies and Services; and Medical Products Manufacturing. Further information regarding these new segments will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2006 and subsequent reports. The information is furnished under this report as Exhibit 99.01. See the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 for more information regarding the change in reportable segments.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.01 Information	disclosed by the Company on September 12, 2006, and furnished under this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: September 12, 2006	By:	/s/ Eric R. Slusser
	Name:	Eric R. Slusser
	Title:	Executive Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

99.01	Information disclosed by the Company on September 12, 2006, and furnished under this report.